                                                                    Exhibit 23.3
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 30, 2001 included in Orthovita, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.

                                         /s/ Arthur Andersen LLP
Philadelphia, Pennsylvania

July 12, 2001